 Exhibit 99.3

DCP MIDSTREAM, LP
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Introduction
Set forth below are DCP Midstream, LP’s unaudited pro forma condensed consolidated balance sheet as of December 31, 2016 and unaudited pro forma condensed consolidated statements of operations for each of the three years in the period ended December 31, 2016 (together with the notes to unaudited condensed consolidated financial statements, the “pro forma financial statements”). References to “we”, “our”, “us” or the “Partnership” refers to DCP Midstream, LP and its consolidated subsidiaries.
Our operations and activities are managed by our general partner, DCP Midstream GP, LP, which in turn is managed by its general partner, DCP Midstream GP, LLC, which we refer to as the General Partner, and is 100% owned by DCP Midstream, LLC. DCP Midstream, LLC and its subsidiaries, collectively referred to as DCP Midstream, LLC, is owned 50% by Phillips 66 and 50% by Enbridge, Inc and its affiliates, or Enbridge. As of December 31, 2016 DCP Midstream, LLC owned approximately 21.4% of us, including limited partner and general partner interests.
On December 30, 2016, we entered into a Contribution Agreement (the “Contribution Agreement”) with DCP Midstream, LLC and DCP Midstream Operating, LP (the “Operating Partnership”), a wholly owned subsidiary of the Partnership. The transactions and documents contemplated by the Contribution Agreement are collectively referred to hereafter as the “Transaction.” The Transaction closed effective January 1, 2017.
On January 1, 2017, DCP Midstream, LLC contributed to us: (i) its ownership interests in all of its subsidiaries owning operating assets, and (ii) $424 million of cash (together the “Contributions”). In consideration of the Partnership’s receipt of the Contributions, (i) the Partnership issued 28,552,480 common units to DCP Midstream, LLC and 2,550,644 general partner units to the General Partner in a private placement and (ii) the Operating Partnership assumed $3,150 million of DCP Midstream, LLC’s debt.
DCP Midstream, LLC retained its respective interests in (i) DCP Midstream GP, LP (the general partner of the Partnership or “GP LP”), DCP Midstream GP, LLC (the general partner of GP LP) and the general partner interests in the Partnership, and DCP Services, LLC (the subsidiary that holds our employees)(collectively the “Excluded Subsidiaries”), and (ii) the incentive distribution rights in the Partnership, and (iii) the limited partnership interests in the Partnership (collectively, the “Excluded Interests”).
The Transaction represents a transaction between entities under common control and a change in reporting entity for the Partnership. Accordingly, the Transaction will be accounted for as an equity transaction by the Partnership and the unaudited pro forma condensed consolidated financial statements are combined on an "as if" pooled basis. The historical basis of the contributed assets and liabilities of DCP Midstream, LLC are carried forward by the Partnership.
The pro forma financial statements present the impact of the Transaction on our financial position and results of operations. The pro forma adjustments have been prepared as if the Transaction had taken place as of December 31, 2016, in the case of the unaudited pro forma condensed consolidated balance sheet, and as of January 1, 2014, in the case of the unaudited pro forma condensed consolidated statements of operations for each of the years in the three year period ended December 31, 2016.
The pro forma financial statements are qualified in their entirety by reference to historical consolidated financial statements and related notes contained therein, and should be read in conjunction with the accompanying notes and with the historical consolidated financial statements and related notes thereto.

DCP MIDSTREAM, LP
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
DECEMBER 31, 2016

	DCP Midstream, LP	The DCP Midstream Business	Pro Forma Adjustments		Eliminations	DCP Midstream, LP Pro Forma
	(a)	(b)			(e)
	(Millions)
ASSETS
Current assets
Cash and cash equivalents	$1	$418	$(195)	(d)	$—	$224
Accounts receivable:
Trade, net	62	590	—		—	652
Affiliates	94	162	—		(122)	134
Other	—	6	—		—	6
Inventories	44	28	—		—	72
Unrealized gains on derivative instruments	16	63	—		(37)	42
Other	10	77	—		—	87
Total current assets	227	1,344	(195)		(159)	1,217
Property, plant and equipment, net	3,272	5,797	—		—	9,069
Goodwill	72	164	—		—	236
Intangible assets, net	103	34	—		—	137
Investments in unconsolidated affiliates	1,475	1,494	—		—	2,969
Unrealized gains on derivative instruments	—	5	—		—	5
Other long-term assets	12	189	—		—	201
Total assets	$5,161	$9,027	$(195)		$(159)	$13,834
LIABILITIES AND EQUITY
Current liabilities:
Trade	$108	$569	$—		$—	$677
Affiliates	31	139	—		(122)	48
Other	—	10	—		—	10
Current maturities of long-term debt	500	—	—		—	500
Unrealized losses on derivative instruments	29	99	—		(37)	91
Accrued interest	18	54	—		—	72
Accrued taxes	19	30	—		—	49
Accrued wages and benefits	—	72	—		—	72
Other	29	75	—		—	104
Total current liabilities	734	1,048	—		(159)	1,623
Deferred income taxes	—	22	—		6	28
Long-term debt	1,750	3,157	(195)	(d)	—	4,712
Unrealized losses on derivative instruments	—	1	—		—	1
Other long-term liabilities	44	161	—		(6)	199
Total liabilities	2,528	4,389	(195)		(159)	6,563
Commitments and contingent liabilities
Equity:
Limited partners	2,591	—	1,125	(c)	—	3,716
	—	—	3,515	(f)	—	3,515

General partner	18	—	—		—	18
Parent equity	—	4,640	(4,640)	(g)	—	—
Accumulated other comprehensive loss	(8)	(2)	—		—	(10)
Total partners' equity	2,601	4,638	—		—	7,239
Noncontrolling interest	32	—	—		—	32
Total equity	2,633	4,638	—		—	7,271
Total liabilities and equity	$5,161	$9,027	$(195)		$(159)	$13,834
See accompanying notes to unaudited pro forma condensed consolidated financial statements.

DCP MIDSTREAM, LP
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2016

	DCP Midstream, LP	The DCP Midstream Business	Pro Forma Adjustments		Eliminations	DCP Midstream, LP Pro Forma
	(a)	(b)			(e)
	(Millions, except per unit amounts)
Operating revenues:
Sales of natural gas, propane, NGLs and condensate	$348	$4,969	$—		$—	$5,317
Sales of natural gas, propane, NGLs and condensate to affiliates	745	1,052	—		(845)	952
Transportation, storage and processing	424	390	—		(167)	647
Trading and marketing losses, net	(20)	(3)	—		—	(23)
Total operating revenues	1,497	6,408	—		(1,012)	6,893
Operating costs and expenses:
Purchases of natural gas, propane, NGLs and condensate	814	4,164	—		—	4,978
Purchases of natural gas, propane, NGLs and condensate from affiliates	132	1,196	—		(845)	483
Transportation and other fees - affiliates	—	167	—		(167)	—
Operating and maintenance	183	487	—		—	670
Depreciation and amortization	122	256	—		—	378
General and administrative	88	204	—		—	292
Other expense (income), net	7	(72)	—		—	(65)
(Gain) loss on sale of assets, net	(47)	12	—		—	(35)
Restructuring costs	—	13	—		—	13
Total operating costs and expenses	1,299	6,427	—		(1,012)	6,714
Operating income (loss)	198	(19)	—		—	179
Interest expense, net	(94)	(227)	—		—	(321)
Earnings from unconsolidated affiliates	214	68	—		—	282
Income (loss) before income taxes	318	(178)	—		—	140
Income tax expense	—	(46)	—		—	(46)
Net income (loss)	318	$(224)	$—		$—	94
Net income attributable to noncontrolling interests	(6)					(6)
Net income attributable to partners	312					88
General partners' interest in net income	(124)					(164)
Net income (loss) allocable to limited partners	$188					$(76)

Net income per limited partner unit – basic and diluted	$1.64					$(0.53)
Weighted-average limited partner units outstanding – basic and diluted	114.7		28.6	(c)		143.3
See accompanying notes to unaudited pro forma condensed consolidated financial statements.

DCP MIDSTREAM, LP
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2015

	DCP Midstream, LP	The DCP Midstream Business	Pro Forma Adjustments		Eliminations	DCP Midstream, LP Pro Forma
	(a)	(b)			(e)
	(Millions, except per unit amounts)
Operating revenues:
Sales of natural gas, propane, NGLs and condensate	$484	$5,530	$—		$—	$6,014
Sales of natural gas, propane, NGLs and condensate to affiliates	958	826	—		(1,019)	765
Transportation, storage and processing	371	279	—		(118)	532
Trading and marketing losses, net	85	34	—		—	119
Total operating revenues	1,898	6,669	—		(1,137)	7,430
Operating costs and expenses:
Purchases of natural gas, propane, NGLs and condensate	1,139	4,424	—		—	5,563
Purchases of natural gas, propane, NGLs and condensate from affiliates	107	1,330	—		(1,019)	418
Transportation and other fees - affiliates	—	118	—		(118)	—
Operating and maintenance	214	518	—		—	732
Depreciation and amortization	120	257	—		—	377
Asset impairments	82	830				912
General and administrative	85	196	—		—	281
Gain on sale of assets, net	—	(42)	—		—	(42)
Restructuring costs	—	11	—		—	11
Other expense, net	4	6	—		—	10
Total operating costs and expenses	1,751	7,648	—		(1,137)	8,262
Operating income (loss)	147	(979)	—		—	(832)
Interest expense, net	(92)	(228)	—		—	(320)
Earnings from unconsolidated affiliates	173	11	—		—	184
Income (loss) before income taxes	228	(1,196)	—		—	(968)
Income tax benefit	5	97	—		—	102
Net income (loss)	233	$(1,099)	$—		$—	(866)
Net income attributable to noncontrolling interests	(5)					(5)
Net income attributable to partners	228					(871)
General partners' interest in net income	(124)					(144)
Net income allocable to limited partners	$104					$(1,015)

Net income per limited partner unit – basic and diluted	$0.91					$(7.09)
Weighted-average limited partner units outstanding – basic and diluted	114.6		28.6	(c)		143.2
See accompanying notes to unaudited pro forma condensed consolidated financial statements.

DCP MIDSTREAM, LP
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2014

	DCP Midstream, LP	The DCP Midstream Business	Pro Forma Adjustments		Eliminations	DCP Midstream, LP Pro Forma
	(a)	(b)			(e)
	(Millions, except per unit amounts)
Operating revenues:
Sales of natural gas, propane, NGLs and condensate	$963	$10,427	$—		$—	$11,390
Sales of natural gas, propane, NGLs and condensate to affiliates	2,180	2,208	(21)	(h)	(2,337)	2,030
Transportation, storage and processing	345	264	(1)	(h)	(91)	517
Trading and marketing losses, net	154	(66)	—		—	88
Total operating revenues	3,642	12,833	(22)		(2,428)	14,025
Operating costs and expenses:
Purchases of natural gas, propane, NGLs and condensate	2,524	8,838	—		—	11,362
Purchases of natural gas, propane, NGLs and condensate from affiliates	271	2,542	(16)	(h)	(2,336)	461
Transportation and other fees - affiliates	—	96	—		(92)	4
Operating and maintenance	216	558	—		—	774
Depreciation and amortization	110	238	—		—	348
Asset impairments	—	18	—		—	18
General and administrative	64	213	—		—	277
Other expense, net	3	4	—		—	7
Loss on sale of assets, net	—	7	—		—	7
Total operating costs and expenses	3,188	12,514	(16)		(2,428)	13,258
Operating income	454	319	(6)		—	767
Interest expense, net	(86)	(201)	—		—	(287)
Earnings from unconsolidated affiliates	75	7	—		—	82
Income before income taxes	443	125	(6)		—	562
Income tax expense	(6)	(5)	—		—	(11)
Net income	437	$120	$(6)		$—	551
Net income attributable to noncontrolling interests	(14)					(14)
Net income attributable to partners	423					537
Net income attributable to predecessor operations	(6)					—
General partners' interest in net income	(114)					(157)
Net income allocable to limited partners	$303					$380

Net income per limited partner unit – basic and diluted	$2.84					$2.81
Weighted-average limited partner units outstanding – basic and diluted	106.6		28.6	(c)		135.2
See accompanying notes to unaudited pro forma condensed consolidated financial statements.

DCP MIDSTREAM, LP
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Note 1. Basis of Presentation
The unaudited pro forma condensed consolidated financial statements (“the pro forma financial statements”) present the impact on our financial position and results of operations of the Transaction as discussed in the Introduction to these pro forma financial statements. The pro forma financial statements as of December 31, 2016 for each of the three years in the period ended December 31, 2016 have been prepared based on certain pro forma adjustments to our audited consolidated financial statements set forth in our Annual Report on Form 10-K filed on February 15, 2017 with the Securities and Exchange Commission, and are qualified in their entirety by reference to such historical consolidated financial statements and related notes contained in that report. The pro forma financial statements should be read in conjunction with the accompanying notes and with the historical consolidated financial statements and related notes thereto.
The unaudited pro forma condensed consolidated balance sheet as of December 31, 2016 has been prepared as if the Transaction occurred on that date. The unaudited pro forma condensed consolidated statements of operations for each of the three years in the period ended December 31, 2016 have been prepared as if the Transaction had occurred on January 1, 2014. Since the Transaction represents a transaction between entities under common control and a change in reporting entity, the unaudited pro forma condensed consolidated financial statements are combined on an “as if” pooling basis and the historical basis of the contributed assets and liabilities are carried forward by the Partnership.
The pro forma adjustments are based upon currently available information and certain estimates and assumptions; therefore, actual results may differ from the pro forma adjustments. Management believes, however, that the assumptions provide a reasonable basis for presenting the significant effects of the Transaction and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the pro forma financial statements.
Note 2. Pro Forma Adjustments and Assumptions

(a)	Amounts were derived from the audited consolidated financial statements included in our Form 10-K, as filed with the Securities and Exchange Commission (“SEC”) on February 15, 2017.

(b)
Amounts were derived from the Audited Combined Financial Statements of The DCP Midstream Business as of December 31, 2016 and 2015 and for each of the three years in the period ended December 31, 2016, included in this Current Report on Form 8-K/A as Exhibit 99.2.

(c)
Reflects the issuance of 28,552,480 common units and 2,550,644 general partner units to DCP Midstream, LLC having an aggregate value of $1,125 million as determined by the volume weighted average price of the common units over the 20-day trading period ended December 28, 2016.

(d)	Reflects repayment of debt outstanding on the Partnership’s revolving credit facility from proceeds received in the Transaction.

(e)	To remove impacts of intercompany transactions and maintain presentational consistency of deferred income tax liabilities and other long-term liabilities.

(f)
Reflects the adjustment to limited partners’ equity for the deficit of consideration paid compared to the historical cost of the net assets acquired. The consideration was assigned as follows, subject to additional customary post-closing adjustments (in millions):

Aggregate consideration	$4,275
Less: Historical cost of the assets acquired (excluding debt)	(7,790)
Adjustment to limited partners’ equity for deficit consideration	$3,515
(g) To reclassify net parent equity to limited partners equity.

(h)
To eliminate the impact of activity attributable to predecessor results included in the accounts of both DCP Midstream, LP and The DCP Midstream Business, related to the effect of pooling historical results within the DCP Midstream, LP financial statements from the March 2014 transactions (as discussed in the combined financial statements of The DCP Midstream Business).

Note 3. Pro Forma Net Income or Loss Per Limited Partner Unit
Our net income or net loss is allocated to the general partner and the limited partners in accordance with their respective ownership percentages, after allocating Available Cash generated during the period in accordance with our partnership agreement.
Securities that meet the definition of a participating security are required to be considered for inclusion in the computation of basic earnings per unit using the two-class method. Under the two-class method, earnings per unit is calculated as if all of the earnings for the period were distributed under the terms of the partnership agreement, regardless of whether the general partner has discretion over the amount of distributions to be made in any particular period, whether those earnings would actually be distributed during a particular period from an economic or practical perspective, or whether the general partner has other legal or contractual limitations on its ability to pay distributions that would prevent it from distributing all of the earnings for a particular period.
These required disclosures do not impact our overall net income or loss or other financial results; however, in periods in which aggregate net income exceeds certain distribution levels, it will have the impact of reducing net income per limited partner unit, or LPU.
Basic and diluted net income or loss per LPU is calculated by dividing limited partners’ interest in pro forma net income or loss, by the weighted average number of outstanding LPUs during the period, assuming the 28,552,480 limited partner units issued in connection with the Transaction were issued on January 1, 2014.